GENERAL AMERICAN INVESTORS
                                  COMPANY, INC


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange





                              450 Lexington Avenue
                              New York, N.Y. 10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com

                               TO THE STOCKHOLDERS


For the six months ended June 30, 2001, the investment return to our stockholders was 10.6%, consisting of a 0.5% increase in net asset value per Common Share (assuming reinvestment of all dividends) together with a decline in the discount, at which our shares trade, from 9.8% at year-end to 0.7% currently. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), declined 6.7%. For the twelve months ended June 30, 2001, the return to stockholders was 18.7% and the return on the net asset value per Common Share was 11.4%; these compare to a loss of 14.8% for the S&P 500.

As set forth in the accompanying financial statements (unaudited), as of June 30, 2001, the net assets of the Company were $1,290,633,681. Net assets applicable to the Common Stock were $1,140,633,681, equal to $37.97 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2001 was $10,360,481. During this period, net realized gain on securities sold was $55,517,503, of which approximately $45,387,000 ($1.51 per share) is applicable to the Common Stock, and the decrease in unrealized appreciation was $52,755,292. Net investment income for the six months was $7,598,270.

During the six months, 19,000 shares of the Company's Common Stock were repurchased for $692,675 at an average discount from net asset value of 9%.

The U.S. securities market has recovered somewhat from the weak first quarter but it appears to be constrained by powerful competing forces. Thus far this year, aggressive easing of credit by the Federal Reserve Bank has continued to buoy demand despite record levels of consumer debt, and recession has been avoided as reflected in the robust housing market and strong automobile sales. On the other hand, corporate profit margins are under pressure, generally, in the aftermath of a capital spending boom, centered on communication and information technology, that has ended. With balance sheets already highly leveraged and advanced management technologies implemented broadly, companies have turned to labor saving in an effort to maintain profits. In consequence, unemployment continues to rise which threatens to diminish consumer confidence and attendant demand for goods and services. We continue to believe that the market may require an extended time period to resolve the uncertainties inherent in the current economic climate. We retain abundant cash reserves to be employed selectively as investment opportunities present themselves, which, we believe, will occur with increasing frequency.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

         STATEMENT OF ASSETS AND LIABILITIES June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

Assets
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $438,269,997)                                                            $944,221,373
   Corporate discount notes (cost $334,770,094)                                                  334,770,094
                                                                                                ------------
      Total investments (cost $773,040,091)                                                    1,278,991,467

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $62,440                      $   121,381
   Receivable for securities sold                                           6,778,621
   Receivable from broker for proceeds on securities sold short            26,842,561
   Dividends, interest and other receivables                                1,077,345
   Prepaid expenses                                                         5,402,627
   Other                                                                      515,974             40,738,509
                                                                          -----------           ------------
TOTAL ASSETS                                                                                   1,319,729,976
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                           951,250
   Preferred dividend accrued but not yet declared                            240,000
   Securities sold short, at value (proceeds $26,842,561) (note 1a)        20,379,790
   Accrued expenses and other liabilities                                   7,525,255
                                                                          -----------
TOTAL LIABILITIES                                                                                 29,096,295
                                                                                              --------------
NET ASSETS                                                                                    $1,290,633,681
                                                                                              ==============
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share                $150,000,000
                                                                                              ==============
Net Assets applicable to Common Stock                                                         $1,140,633,681
                                                                                              ==============

NET ASSET VALUE PER COMMON SHARE                                                                $      37.97
                                                                                              ==============
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
   7.20%  Tax-Advantaged Cumulative Preferred Stock, $1 par value (note 2)
      Authorized 10,000,000 shares; outstanding 6,000,000 shares          $ 6,000,000
   Common Stock, $1 par value (note 2)
      Authorized 50,000,000 shares; outstanding 30,041,955 shares          30,041,955
   Additional paid-in capital (note 2)                                    684,996,591
   Undistributed realized gain on securities sold                          55,590,063
   Undistributed net income                                                 7,230,925
   Unallocated distributions on Preferred Stock                            (5,640,000)
   Unrealized appreciation on investments and securities sold short
       (including aggregate gross unrealized
        appreciation of $546,482,452)                                     512,414,147
                                                                          -----------
TOTAL NET ASSETS                                                                              $1,290,633,681
                                                                                              ==============

(see notes to financial statements)

       STATEMENT OF OPERATIONS Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

Income
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $23,730)                $ 3,421,195
   Interest                                                                 9,529,924           $ 12,951,119
                                                                          -----------
Expenses
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      3,359,122
   Administration and operations                                            1,324,604
   Office space and general                                                   253,623
   Transfer agent, custodian and registrar fees and expenses                  136,244
   Stockholders' meeting and reports                                           85,694
   Directors' fees and expenses                                                80,531
   Auditing and legal fees                                                     69,700
   Miscellaneous taxes (note 1c)                                               43,331              5,352,849
                                                                          -----------           ------------
NET INVESTMENT INCOME                                                                              7,598,270

Realized Gain and Change in Unrealized Appreciation on Investments (notes 1d and 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
      Long transactions                                                    38,621,457
      Short sale transactions (note 1b)                                    16,896,046
                                                                          -----------
   Net realized gain on investments (long-term, except for $17,940,999)    55,517,503
   Net decrease in unrealized appreciation                                (52,755,292)
                                                                          -----------
NET GAIN ON INVESTMENTS                                                                            2,762,211
                                                                                                ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $ 10,360,481
                                                                                                ============

(see notes to financial statements)

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Six Months
                                                                              Ended              Year Ended
                                                                          June 30, 2001         December 31,
                                                                           (Unaudited)              2000
                                                                         --------------         -----------
Operations
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                $   7,598,270         $   13,805,530
   Net realized gain on investments                                        55,517,503            217,372,941
   Net decrease in unrealized appreciation                                (52,755,292)           (45,048,910)
                                                                          -----------           ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           10,360,481            186,129,561
                                                                          -----------           ------------
Distributions to Preferred Stockholders
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                            -                (3,074,400)
   From long-term capital gain                                                   -                (7,725,600)
   Unallocated distributions on Preferred Stock                            (5,400,000)                 -
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM PREFERRED DISTRIBUTIONS                        (5,400,000)           (10,800,000)
                                                                          -----------           ------------
Distributions to Common Stockholders
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                      (1,735,293)          (60,132,212)
   From long-term capital gain                                            (58,421,519)         (151,138,654)
                                                                          -----------           -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                          (60,156,812)         (211,270,866)
                                                                          -----------           -----------
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)          41,483,224           136,477,203
   Cost of Common Shares purchased (note 2)                                  (692,675)          (40,015,559)
                                                                          -----------           -----------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS                              40,790,549            96,461,644
                                                                          -----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS                                     (14,405,782)           60,520,339
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,305,039,463         1,244,519,124
                                                                         ------------          ------------
END OF PERIOD (including undistributed net income of $7,230,925 and distributions in excess of net income of
       $367,345, respectively)                                         $1,290,633,681        $1,305,039,463
                                                                         ============          ============

(see notes to financial statements)

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2001 and for each year in the five-year period ended December 31, 2000. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                          Six Months
                                             Ended                       Year Ended December 31,
                                         June 30, 2001  ----------------------------------------------------------------
                                          (Unaudited)         2000          1999        1998          1997       1996
                                          -----------   ----------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period         $39.91        $41.74        $34.87        $29.15      $25.24      $23.94
                                             ---------     ---------       -------       -------     -------     -------
      Net investment income                        .25           .53           .45           .47         .21         .22
      Net gain on securities -
        realized and unrealized                    .07          6.12         11.32          9.44        7.15        3.86
                                             ---------     ---------       -------       -------     -------     -------
   Total from investment operations                .32          6.65         11.77          9.91        7.36        4.08
                                             ---------     ---------       -------       -------     -------     -------
   Less distributions on:
      Common Stock:
        Dividends from investment income          (.06)(a)     (2.30)(b)      (.71)(c)      (.48)       (.26)(d)    (.20)
        Distributions from capital gains         (2.02)        (5.78)        (3.77)        (3.24)      (3.19)      (2.58)
                                             ---------     ---------      --------       -------     -------     -------
                                                 (2.08)        (8.08)        (4.48)        (3.72)      (3.45)      (2.78)
                                             ---------     ---------      --------       -------     -------     -------
      Preferred Stock:
        Dividends from investment income          -             (.11)(e)      (.07)(f)      (.03)        -           -
        Distributions from capital gains          -             (.29)         (.35)         (.20)        -           -
        Unallocated                               (.18)         -              -            (.01)        -           -
                                             ---------     ---------      --------       -------     -------     -------
                                                  (.18)         (.40)         (.42)         (.24)        -           -
                                             ---------     ---------      --------       -------     -------     -------
   Total distributions                           (2.26)        (8.48)        (4.90)        (3.96)      (3.45)      (2.78)
                                             ---------     ---------      --------       -------     -------     -------

   Capital Stock transaction -
      effect of Preferred Stock offering          -             -              -            (.23)        -           -
                                             ---------     ---------       -------       -------     -------    --------
   Net asset value, end of period               $37.97        $39.91        $41.74        $34.87      $29.15      $25.24
                                             ---------     ---------       -------       -------     -------    --------


   Per share market value, end of period        $37.71        $36.00        $37.19        $30.44      $26.19      $21.00
                                             =========     =========      ========       =======    ========   =========
TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price
      per share                                  10.63%*       19.10%        39.22%        31.31%      42.58%      19.48%
RATIOS AND SUPPLEMENTAL DATA
   Total net assets, end of period
      (000's omitted)                       $1,290,634    $1,305,039    $1,244,519    $1,018,933    $702,597    $597,597
   Net assets attributable to Common Stock,
      end of period (000's omitted)         $1,140,634    $1,155,039    $1,094,519      $868,933    $702,597    $597,597
   Ratio of expenses to average net assets
      applicable to Common Stock                  0.48%*        1.05%         1.01%         0.95%       0.98%       1.05%
   Ratio of net income to average net
      assets applicable to Common Stock           0.68%*        1.24%         1.23%         1.50%       0.80%       0.88%
   Portfolio turnover rate                       11.73%*       40.61%        33.68%        34.42%      32.45%      33.40%
PREFERRED STOCK
   Liquidation value, end of period
      (000's omitted)                         $150,000      $150,000      $150,000      $150,000          -           -
   Asset coverage                                  860%          870%          830%          679%         -           -
   Liquidation preference per share             $25.00        $25.00        $25.00        $25.00          -           -
   Market value per share                       $25.52        $24.25        $21.75        $25.88          -           -

   (a) Represents short-term capital gain.
   (b) Includes short-term capital gain in the amount of $1.82 per share.
   (c) Includes short-term capital gain in the amount of $.29 per share.
   (d) Includes short-term capital gain in the amount of $.05 per share.
   (e) Includes short-term capital gain in the amount of $.09 per share.
   (f) Includes short-term capital gain in the amount of $.03 per share. *Not annualized

               STATEMENT OF INVESTMENTS June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES (3.3%)
------------------------------------------------------------------------------------------------------------------------------------
     225,000    Avanex Corporation (a)                                                             $2,182,500
     225,000    Brooktrout, Inc. (a)                                                                1,737,000
     560,000    Cisco Systems, Inc. (a)                                                            10,192,000
     520,000    Cox Communications, Inc. Class A (a)                                               23,036,000
     180,000    NTL Incorporated (a)                                                                2,169,000
     144,500    Wolters Kluwer NV-ADR                                                               3,887,050
                                                                                                   ----------
                                                                       (COST $17,253,798)          43,203,550
                                                                                                   ----------
COMPUTER SOFTWARE AND SYSTEMS (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
      60,000    Manugistics Group, Inc. (a)                                                         1,506,000
     284,500    Oberthur Card Systems S.A. (a)                                                      2.469,460
     230,000    Viewpoint Corporation (a)                                                           1,955,000
     150,000    Wind River Systems, Inc. (a)                                                        2,619,000
                                                                                                   ----------
                                                                       (COST $10,900,902)           8,549,460
                                                                                                   ----------
CONSUMER PRODUCTS AND SERVICES (5.2%)
------------------------------------------------------------------------------------------------------------------------------------
     775,000    Coca-Cola Enterprises Inc.                                                         12,671,250
     275,000    Ethan Allen Interiors, Inc.                                                         8,937,500
   1,475,500    Ford Motor Company                                                                 36,223,525
     200,000    PepsiCo, Inc.                                                                       8,840,000
                                                                                                   ----------
                                                                       (COST $49,641,082)          66,672,275
                                                                                                   ----------
ELECTRONICS (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
     692,500    Molex Incorporated Class A                             (COST $14,877,393)          20,650,350
                                                                                                   ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Waste Management, Inc.                                  (COST $3,860,128)           8,937,800
                                                                                                    ---------

FINANCE AND INSURANCE (23.2%)
------------------------------------------------------------------------------------------------------------------------------------
     195,000    American International Group, Inc.                                                 16,576,950
     320,000    AmerUs Group Co.                                                                   11,350,400
     600,000    Annaly Mortgage Management, Inc.                                                    8,226,000
     550,000    Annuity and Life Re (Holdings), Ltd.                                               19,662,500
         315    Berkshire Hathaway Inc. Class A (a)                                                21,861,000
      73,980    Central Securities Corporation                                                      2,186,109
     625,000    Everest Re Group, Ltd.                                                             46,750,000
     300,000    First Midwest Bancorp, Inc.                                                         8,895,000
     465,000    Golden West Financial Corporation                                                  29,871,600
     475,000    John Hancock Financial Services, Inc.                                              19,123,500
     400,000    M&T Bank Corporation                                                               30,200,000
     250,000    MetLife, Inc.                                                                       7,745,000
     400,000    PartnerRe Ltd.                                                                     22,160,000
     450,000    Reinsurance Group of America, Incorporated                                         17,055,000
     265,000    SunTrust Banks, Inc.                                                               17,166,700
     168,000    Transatlantic Holdings, Inc.                                                       20,581,680
                                                                                                   ----------
                                                                      (COST $104,919,190)         299,411,439
                                                                                                   ----------

--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS (continued)                                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (13.8%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (12.5%)
------------------------------------------------------------------------------------------------------------------------------------
     220,000    Alkermes, Inc. (a)                                                                 $7,722,000
     475,000    Bristol-Myers Squibb Company                                                       24,842,500
     270,000    Genaera Corporation (a)                                                             1,293,300
     300,000    Genentech, Inc. (a)                                                                16,530,000
     650,000    IDEC Pharmaceuticals Corporation (a)                                               43,998,500
     155,000    Johnson & Johnson                                                                   7,743,800
     239,000    MedImmune, Inc. (a)                                                                11,280,800
     180,000    OSI Pharmaceuticals, Inc. (a)                                                       9,466,200
     940,000    Pfizer Inc.                                                                        37,647,000
                                                                                                   ----------
                                                                       (COST $67,956,111)         160,524,100
                                                                                                   ----------
   MEDICAL INSTRUMENTS AND DEVICES (1.0%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                           (COST $862,614)          13,342,900
                                                                                                   ----------

   HEALTH CARE SERVICES (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
     317,000    BioReliance Corporation (a)                             (COST $1,309,505)           3,930,800
                                                                                                 ------------
                                                                       (COST $70,128,230)         177,797,800
                                                                                                 ------------
MISCELLANEOUS (3.3%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                  (COST $45,954,067)          42,656,695
                                                                                                 ------------
OIL & NATURAL GAS (INCLUDING SERVICES) (0.9%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Repsol, S.A.-ADR                                        (COST $8,236,884)          11,662,000
                                                                                                 ------------
RETAIL TRADE (15.3%)
------------------------------------------------------------------------------------------------------------------------------------
     625,000    Costco Companies, Inc. (a)                                                         25,675,000
   2,145,000    The Home Depot, Inc. (b)                                                          101,329,800
   1,325,000    The TJX Companies, Inc.                                                            42,227,750
     570,000    Wal-Mart Stores, Inc.                                                              27,816,000
                                                                                                 ------------
                                                                       (COST $48,007,634)         197,048,550
                                                                                                 ------------
SEMICONDUCTORS (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
     175,000    Brooks Automation, Inc. (a)                                                         8,067,500
     247,000    EMCORE Corporation (a)                                                              7,595,250
   2,450,000    IQE plc (a)                                                                         4,410,000
     380,000    Mitel Corporation (a)                                                               3,872,200
     200,000    PRI Automation, Inc. (a)                                                            3,705,000
     398,000    Uniroyal Technology Corporation (a)                                                 3,383,000
                                                                                                 ------------
                                                                       (COST $35,545,233)          31,032,950
                                                                                                 ------------
SPECIAL HOLDINGS (a) (c) (NOTE 6) (0.4%)
------------------------------------------------------------------------------------------------------------------------------------
         (d)      Sequoia Capital IV                                                                    2,000
     432,000    Silicon Genesis Corporation Series C Preferred                                      3,006,720
      546,000    Standard MEMS, Inc. Series A Convertible Preferred                                 1,501,500
                                                                                                 ------------
                                                                        (COST $6,915,388)           4,510,220(e)
                                                                                                 ------------
TRANSPORTATION  (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
     800,000    AMR Corporation                                        (COST $19,172,141)          28,904,000
                                                                                                 ------------


UTILITIES  (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
     119,800    Bangor Hydro-Electric Company                           (COST $2,857,927)           3,184,284
                                                                                                 ------------



TOTAL COMMON STOCKS (73.2%)                                           (COST $438,269,997)         944,221,373
                                                                                                 ------------


--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $78,300,000    American Express Credit Corporation notes due 7/2-7/31/01; 3.70%-3.99%            $78,007,527
  81,400,000    Ford Motor Credit Company notes due 7/10-8/2/01; 3.66%-3.93%                       81,112,377
  81,800,000    General Electric Capital Corp. notes due 7/5-7/30/01; 3.74%-3.92%                  81,481,002
  62,200,000    General Motors Acceptance Corp. notes due 7/9-8/1/01; 3.65%-3.96%                  61,937,892
  32,400,000    Sears Roebuck Acceptance Corp. notes due 7/6-7/26/01; 4.15%-4.20%                  32,231,296
                                                                                                   ----------
                                                                    (COST $334,770,094)           334,770,094
    Cash, receivables and other assets, less liabilities                                           11,642,214
                                                                                                 ------------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (26.8%)           (COST $346,412,308)           346,412,308
                                                                                                 ------------
NET ASSETS                                                          (COST $784,682,305)        $1,290,633,681
                                                                                                 ============

 (a) Non-income producing security.                            (c) Restricted security.
 (b) 2,100,000 shares held by custodian in a segregated        (d) A limited partnership interest.
     custodian account as collateral for open short positions. (e) Fair value of each holding in the opinion of the Directors.



--------------------------------------------------------------------------------





          STATEMENT OF SECURITIES SOLD SHORT June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
      50,000    MBNA Corporation                                                                   $1,650,000
     368,000    Molex Incorporated                                                                 13,443,040
     175,000    Southwest Bancorporation of Texas Inc.                                              5,286,750
                                                                                                   ----------
 TOTAL SECURITIES SOLD SHORT                                      (PROCEEDS $26,842,561)          $20,379,790
                                                                                                   ==========

(see notes to financial statements)

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. Significant Accounting Policies
General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. Security Valuation Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. Short Sales The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. Federal Income Taxes The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  Other  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. Capital Stock and Dividend Distributions
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

Transactions in Common Stock during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                     Shares                      Amount
                                              --------------------     -------------------------
                                                2001        2000           2001          2000
                                              ---------   --------     -----------   -----------
Shares issued in payment of dividends
   (includes 28,400 and 1,113,200 shares
   issued from Treasury, respectively)      1,120,411    3,738,367      $1,120,411   $ 3,738,367
Increase in paid-in capital                                             40,362,813   132,738,836
                                                                       -----------   -----------
   Total increase                                                       41,483,224   136,477,203
                                                                       -----------   -----------

Shares purchased (at an average discount
   from net asset value of 9.0% and 8.6%,
   respectively)                               19,000    1,017,200        (19,000)    (1,017,200)
Decrease in paid-in capital                                              (673,675)   (38,998,359)
                                                                       -----------    -----------
   Total decrease                                                        (692,675)   (40,015,559)
                                                                       -----------    -----------
Net increase                                                          $40,790,549    $96,461,644
                                                                      ============   ============

Distributions in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

--------------------------------------------------------------------------------
                           General American Investors

            3. Officers' Compensation and Retirement and Thrift Plans

The aggregate compensation paid by the Company during the six months ended June 30, 2001 to its officers amounted to $2,149,500. The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. Purchases and Sales of Securities

Purchases and sales of investment securities and securities sold short (other than short-term securities) for the six months ended June 30, 2001 were as follows:

                                   Purchases        Sales
                                  -----------    -----------
Long transactions                $111,747,528   $169,475,100
Short sale transactions            26,119,589      2,050,085
                                 ------------    -----------
Total                            $137,867,117   $171,525,185
                                 ============    ===========




At June 30, 2001, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

                             5. General Information

Brokerage commissions during the six months ended June 30, 2001 were $270,957.

                            6. Restricted Securities

                                                            Date                         Value
                                                          Acquired         Cost        (note 1a)
                                                        -----------    -----------   -----------
Sequoia Capital IV*                                        1/31/84     $   905,668    $    2,000
Silicon Genesis Corporation Series C Preferred             2/16/01       3,006,720     3,006,720
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000     1,501,500
                                                                       -----------   -----------
Total                                                                  $ 6,915,388    $4,510,220
                                                                       ===========   ===========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,787,143. The initial investment in the limited partnership was $2,000,000.

                          7. Operating Lease Commitment
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $160,900 for the six months ended June 30, 2001. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 2001 and 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 2001 and 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.


--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 9, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

        MAJOR STOCK CHANGES* Three Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                        Shares Held
Increases                                              Shares          June 30, 2001
-------------------------------------------------------------------------------------
New Positions
   Bangor Hydro-Electric Company                             -             119,800 (a)
   Bristol-Myers Squibb Company                        425,000             475,000 (b)
Additions
   Coca-Cola Enterprises Inc.                          248,500             775,000
   Costco Companies, Inc.                               25,000             625,000
   IQE plc                                             300,000           2,450,000
   Mitel Corporation                                   250,000             380,000
   Molex Incorporated Class A                           48,500             692,500
   Oberthur Card Systems S.A.                           50,000             284,500
   PartnerRe Ltd.                                       25,000             400,000
   Reinsurance Group of America, Incorporated           50,000             450,000
   SunTrust Banks, Inc.                                 30,000             265,000


Decreases
--------------------------------------------------------------------------------------
Eliminations
   Cirrus Logic, Inc.                                  325,000                 -
   Covance Inc.                                        405,000                 -
   Macromedia, Inc.                                     80,000                 -
   MIPS Technologies, Inc. Class B                     115,024                 -
   NCR Corporation                                     200,000                 -
   Parametric Technology Corporation                   300,000                 -
   SPSS Inc.                                           102,000                 -
   SONICblue Incorporated                              600,000                 -
   Synopsys, Inc.                                      225,000                 -
   XL Capital Ltd.                                      66,000                 -
Reductions
   AmerUs Group Co.                                     55,000             320,000
   Annaly Mortgage Management, Inc.                    203,000             600,000
   Annuity and Life Re (Holdings), Ltd.                 50,000             550,000
   Avanex Corporation                                   75,000             225,000
   Everest Re Group, Ltd.                               75,000             625,000
   First Midwest Bancorp, Inc.                          25,000             300,000
   IDEC Pharmaceuticals Corporation                     25,000             650,000
   M&T Bank Corporation                                 35,000             400,000
   NTL Incorporated                                     70,000             180,000
   Transatlantic Holdings, Inc.                         32,000             168,000
   Waste Management, Inc.                               13,000             290,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a)    Shares purchased in prior period and previously carried Under Stock - Miscellaneous - Other.
(b)    Includes shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.

                                    DIRECTORS
--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman

                    Arthur G. Altschul, Jr.    Bill Green
                    Lewis B. Cullman           Sidney R. Knafel
                    Spencer Davidson           Richard R. Pivirotto
                    Gerald M. Edelman          Joseph T Stewart, Jr.
                    John D. Gordan, III        Raymond S. Troubh

                      Arthur G. Altschul, Chairman Emeritus
                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

Counsel
Sullivan & Cromwell

Independent Auditors
Ernst & Young LLP

Custodian
Bankers Trust Company


Transfer Agent and Registrar
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com


INDEPENDENT ACCOUNTANTS' REVIEW REPORT
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statements of investments and securities sold short, as of June 30, 2001, and the related statements of operations and changes in net assets and financial highlights for the six month period ended June 30, 2001. These financial statements and financial highlights are the responsibility of the Company's management.
     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.
     We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended December 31, 2000 and financial highlights for each of the five years in the period then ended and in our report, dated January 12, 2001, we expressed an unqualified opinion on such financial statement and financial highlights.

New York, New York                                          ERNST & YOUNG LLP
July 16, 2001